UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2003

Commission File Number 333-82700

Compass Minerals Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	48-1135403
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)
8300 College Blvd. Overland Park, KS 66210 (913) 344-9200 (Address of principal executive offices and telephone number) N/A (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        The Company is furnishing this information required by Item 12 “Results of Operations and Financial Condition” under this Item 9 in accordance with SEC Release No. 33-8216.

        On August 11, 2003, Compass Minerals Group, reported its second quarter 2003 financial results. A copy of the press release is attached as exhibit 99.1

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 13, 2003	COMPASS MINERALS GROUP, INC. /s/ Rodney L. Underdown —————————————— Rodney L. Underdown Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 13, 2003